UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2024, Mr. Frederick D. Hrkac resigned as acting chief financial officer and principal accounting officer of BioSig Technologies, Inc. (“BioSig” or “Company”) effective as of the same date.

On June 5, 2024, the Company and Mr. Ferdinand Groenewald entered into a consulting agreement (the “Agreement”) effective June 5, 2024, pursuant to which Mr. Groenewald will lead accounting and financial reporting activities of the Company. Mr. Groenewald will serve as the Company’s interim chief financial officer, principal accounting officer and vice president of finance. The Agreement will continue indefinitely until terminated by either party upon 30 days’ advance notice. The Agreement provides for compensation at a fixed rate of $15,000 per month and reimbursement by the Company for any usual and customary business expenses incurred by Mr. Groenewald in connection with performing services pursuant to the Agreement. In addition, the Agreement provides for the Company to indemnify Mr. Groenewald on terms customary for officers.

Ferdinand Groenewald, age 39, currently serves as vice president of finance at Alaunos Therapeutics, Inc since February 2024. From January 2022 to July 2022, Mr. Groenewald served as the chief accounting officer of Muscle Maker, Inc., a Nasdaq-listed company. From September 2018 to January 2022, Mr. Groenewald served as the chief financial officer of Muscle Maker, Inc. From January 2018 through May 2018, Mr. Groenewald served as the vice president of finance, principal financial officer and principal accounting officer of Muscle Maker, Inc., Muscle Maker Development, LLC and Muscle Maker Corp., LLC. Mr. Groenewald has served as a director of: HeartCore Enterprises, Inc., a company listed on the Nasdaq Capital Market, since January 24, 2022; SYLA Technologies Co., Ltd., a publicly reporting company that is listed on the Nasdaq Capital Market, since December 1, 2022; and Sushi Ginza Onodera, Inc., a company that has publicly filed a registration statement on Form S-1 in connection with its initial public offering, from July 1, 2023 through May 7, 2024. Mr. Groenewald holds a Bachelor of Science in accounting from the University of South Africa.

Item 8.01 Other Events.

On June 10, 2024, the Company issued a press release announcing the appointment of Mr. Groenewald as interim chief financial officer and principal accounting officer. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated June 10, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: June 10, 2024	By:	/s/ Anthony Amato
	Name:	Anthony Amato
	Title:	Chief Executive Officer